SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2006 (April 5, 2006)

ALFA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-11773	63-0838024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2108 East South Boulevard P.O. Box 11000, Montgomery, Alabama		36191-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (334) 288-3900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The following information is furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 5, 2006, Alfa Corporation issued a press release commenting on storm losses during the first quarter of 2006. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Document

99.1	Press release, dated April 5, 2006, issued by Alfa Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: April 7, 2006

ALFA CORPORATION

By:	/s/ STEPHEN G. RUTLEDGE
Stephen G. Rutledge Senior Vice President, Chief Financial Officer and Chief Investment Officer